Exhibit  99.1


BREKEL  GROUP,  INC.
F/K/A  First  Publish,  Inc.
(A  Development  Stage  Company)


Financial  Statements

For the years ended December 31, 2001(Unaudited) and 2000




                                    Exhibit B

                               Brekel Group, Inc.
                            F/K/A First Publish, Inc.
                          (A Development Stage Company)

                              Financial Statements

                 For the years ended December 31, 2001 and 2000




                                    CONTENTS

Financial  Statements


Balance  Sheet. . . . . . . . . . . . . . . . . . . . . . . . . . . . .     1
Statement  of  Operations . . . . . . . . . . . . . . . . . . . . . . .     2
Statement  of  Shareholders'  Equity. . . . . . . . . . . . . . . . . .     3
Statement  of  Cash  Flows. . . . . . . . . . . . . . . . . . . . . . .     4
Notes  to  Financial  Statements. . . . . . . . . . . . . . . . . . . .     5



                                    Exhibit B

                               Brekel Group, Inc.
                            F/K/A First Publish, Inc.
                          (A Development Stage Company)

                                  Balance Sheet

                                  December 31,

                                                        2001          2000
                                                        ----          ----
ASSETS                                              (Unaudited)
                                                    ------------

Current assets:
  Cash and cash equivalents                         $   499,991   $ 4,647,623
  Accounts receivable                                   247,057        98,936
  Prepaid expenses                                        7,875        19,206
  Other current assets                                  589,835        25,070
                                                    ------------  ------------
Total current assets                                  1,344,758     4,790,835

Furniture and equipment, net                          3,684,026     1,132,868
Other assets, net                                        69,207        46,699
                                                    ------------  ------------
Total assets                                        $ 5,097,991   $ 5,970,402
                                                    ============  ============

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Accounts payable                                  $   362,451   $    44,867
  Notes payable - current                               517,927        37,115
  Deferred revenue                                       42,270         1,749
  Accrued liabilities                                    47,214       409,977
                                                    ------------  ------------
Total current liabilities                               969,862       493,708

Long-term liabilities:
  Notes payable - long-term                           1,500,872       402,885
                                                    ------------  ------------
Total liabilities                                     2,470,734       896,593
                                                    ------------  ------------

Commitments and contingencies

Shareholders' equity:
  Common shares, par value $.0001:
    100,000,000 shares authorized; 21,687,094
    shares issued and outstanding                         2,169         2,135
  Paid-in capital                                     8,728,435     7,026,319
  Deficit accumulated during the development stage   (6,103,347)   (1,954,645)
                                                    ------------  ------------
Total shareholders' equity                            2,627,257     5,073,809
                                                    ------------  ------------
Total liabilities and shareholders' equity          $ 5,097,991   $ 5,970,402
                                                    ============  ============

See  accompanying  notes.

                                  Brekel Group, Inc.
                              F/K/A First Publish, Inc.
                            (A Development Stage Company)

                               Statement of Operations

                           For the years ended December 31,


                                                              2001           2000
                                                               ----          ----
                                                           (Unaudited)
                                                           ------------
Net sales                                                  $ 1,130,537   $   153,422

Costs and expenses:
  Production                                                 2,663,949       746,888
  Marketing and selling                                        885,288       177,893
  Website and information services                             113,732       126,248
  General and administrative                                 1,135,795     1,177,717
  Amortization                                                   9,624         1,247
  Depreciation                                                 419,777        34,846
                                                           ------------  ------------
                                                             5,228,165     2,264,839
                                                           ------------  ------------
Loss from operations                                        (4,097,628)   (2,111,417)

Interest income                                                112,358       156,772
Interest expense                                              (109,037)            -
Loss on write-off of equipment                                 (54,395)            -
                                                           ------------  ------------
Net loss                                                   $(4,148,702)  $(1,954,645)
                                                           ============  ============

Net loss per common share:
   Basic and diluted                                       $      (.19)  $     (0.11)

Shares used in computation of net loss per common share -
   Basic and diluted                                        21,586,273    18,501,002

See  accompanying  notes.

                                     Brekel  Group,  Inc.
                                  F/K/A First Publish, Inc.
                                (A Development Stage Company)

                              Statement of Shareholders' Equity


                                                                     DEFICIT
                                      COMMON STOCK                 ACCUMULATED
                                  -------------------              DURING THE
                                     SHARES     PAR     PAID-IN    DEVELOPMENT
                                  OUTSTANDING  VALUE    CAPITAL       STAGE         TOTAL
                                  -----------  ------  ----------  ------------  ------------
Balance at January 1, 2000                  -  $    -  $        -  $         -   $         -
  Issuance of common stock at
    $0.0001 per share              14,991,500   1,499           -            -         1,499
  Issuance of common stock at
    $0.35 per share                   263,000      26      92,024            -        92,050
  Issuance of common stock at
    $0.75 per share                 1,819,561     182   1,364,472            -     1,364,654
  Issuance of common stock at
    $0.75 per share, in exchange
    for services                      400,000      40     299,960            -       300,000
  Issuance of common stock at
    $1.50 per share, net of
    commissions paid                3,847,333     385   5,133,866            -     5,134,251
  Issuance of common stock at
    $5.00 per share                    27,200       3     135,997            -       136,000
  Net loss for the year ending
    December 31, 2000                       -       -           -   (1,954,645)   (1,954,645)
                                  -----------  ------  ----------  ------------  ------------

Balance at December 31, 2000       21,348,594  $2,135  $7,026,319  $(1,954,645)  $ 5,073,809
  Issuance of common stock at
    $1.50 per share, net of
    commissions paid                   20,000       2      29,498            -        29,500
  Issuance of common stock at
    $5.00 per share, net of
    commissions paid                  318,500      32   1,564,618            -     1,564,650
  Issuance of warrants at $0.90
    per share, in exchange for
    services                                -       -     108,000            -       108,000
  Net loss for the year ending
    December 31, 2001                       -       -           -   (4,148,702)   (4,148,702)
                                  -----------  ------  ----------  ------------  ------------

Balance at December 31, 2001       21,687,094  $2,169  $8,728,435  $(6,103,347)  $ 2,627,257
                                  ===========  ======  ==========  ============  ============

See  accompanying  notes.

                                    Brekel Group, Inc.
                                 F/K/A First Publish, Inc.
                               (A Development Stage Company)

                                  Statement of Cash Flows
                              For the years ended December 31,

                                                                    2001          2000
                                                                    ----          ----
CASH FLOWS FROM OPERATING ACTIVITIES                             (Unaudited)
                                                                 -----------
Net loss                                                         $(4,148,702)  $(1,954,645)
Adjustments to reconcile net loss to net cash used in operating activities:
    Depreciation and amortization                                    429,401        36,093
    Issuance of common stock in exchange for services                      -       300,000
    Issuance of warrants in exchange for services                    108,000             -
    Changes in assets and liabilities:
      Increase in accounts receivable                               (148,121)      (98,936)
      (Increase) decrease in prepaid expenses                         11,331       (19,206)
      (Increase) decrease in other assets                                570       (67,038)
      Increase in due from affiliate                                (589,835)            -
      Increase in accounts payable                                   317,584        44,867
      Increase (decrease) in accrued liabilities                    (362,763)      409,977
      Increase in deferred revenue                                    40,521         1,749
                                                                 ------------  ------------
Net cash used in operating activities                             (4,342,014)   (1,347,139)
                                                                 ------------  ------------

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of furniture and equipment                              (1,729,998)     (727,714)
Website development costs                                                  -        (5,978)
                                                                 ------------  ------------
Net cash used in investing activities                             (1,729,998)     (733,692)
                                                                 ------------  ------------

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from new borrowings                                         337,707             -
Principal payments on borrowings                                      (7,477)            -
Proceeds from the sale of common stock                             1,594,150     6,728,454
                                                                 ------------  ------------
Net cash provided by financing activities                          1,924,380     6,728,454
                                                                 ------------  ------------

Net increase (decrease) in cash and cash equivalents              (4,147,632)    4,647,623
Cash and cash equivalents at beginning of year                     4,647,623             -
                                                                 ------------  ------------
Cash and cash equivalents at end of year                         $   499,991   $ 4,647,623
                                                                 ============  ============

SUPPLEMENTAL NONCASH ACTIVITIES
  Write-off of equipment and note payable                        $  (440,000)  $         -
                                                                 ============  ============
  Exchange of note payable for fixed assets                      $ 1,011,979   $   440,000
                                                                 ============  ============

See  accompanying  notes.

                               Brekel Group, Inc.
                            F/K/A First Publish, Inc.
                          (A Development Stage Company)

                          Notes to Financial Statements

                 For the years ended December 31, 2001 and 2000

1.  SUMMARY  OF  BUSINESS  AND  SIGNIFICANT  ACCOUNTING  POLICIES

ORGANIZATION  AND  NATURE  OF  BUSINESS

FirstPublish, Inc. (the Company) was organized in Delaware on October 8, 1999 (date of inception) as a limited liability company and incorporated in Delaware on February 9, 2000. On July 11, 2001, the company changed its name to Brekel Group, Inc. The Company had no operations as a limited liability company. The Company was formed to provide an array of publishing services to authors on a fee for service basis and digital on demand printing services to authors, publishers and print buyers in the United States.

Since inception, for the year 2000, the Company's primary activities consisted of the building of its website infrastructure, market analysis, capital raising and other business planning activities. Accordingly, the Company did not generate any significant revenues, and the Company was considered a development stage company at December 31, 2001 and 2000.

CASH  AND  CASH  EQUIVALENTS

The Company considers all highly-liquid investments with a maturity of three months or less when purchased to be cash equivalents.

ACCOUNTS  RECEIVABLE  AND  CONCENTRATION  OF  CREDIT  RISK

Substantially all of the Company's accounts receivable are due from publishing companies. At December 31, 2001, 22% of the Company's accounts receivable are due from one customer. Generally no collateral or other security is required on trade accounts receivable.

Credit limits, ongoing evaluation and account receivable monitoring procedures are utilized to minimize the risk of credit loss. Expected losses are provided for currently and actual losses have been within management's expectations.

OTHER  ASSETS

Other assets are comprised of deposits and website development costs. Website development costs are capitalized in accordance with EITF 00-2, Accounting for Website Development Costs, and amortized over an estimated useful life of three years using the straight-line method.

1.  SUMMARY  OF  BUSINESS  AND  SIGNIFICANT  ACCOUNTING  POLICIES  (CONTINUED)

FURNITURE  AND  EQUIPMENT

Furniture and equipment are recorded at cost. Depreciation for office furniture, fixtures and production equipment is computed using the straight-line method over seven years. Depreciation for computer equipment and purchased software is calculated using the straight-line method over three years. Major leasehold improvements are capitalized and depreciated over the lease term. Expenditures for maintenance and repairs are charged to expense as incurred.

REVENUE  RECOGNITION

Revenue from printing and book production is recognized as shipments take place. Revenues for services to authors and screenwriters are recognized when substantially all of the service has been rendered. Cash received from the customers in advance of amounts earned is deferred and recorded as a liability.

INCOME  TAXES

The Company follows the liability method of accounting for income taxes. Deferred income taxes relate to the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.

ADVERTISING  COSTS

The costs of advertising are expensed as incurred. For the years ended December 31, 2001 and 2000, advertising costs included in marketing and selling costs were $138,233 and $33,592, respectively.

STOCK-BASED  COMPENSATION

The Company accounts for employee stock-based compensation under the provisions of Accounting Principles Board Opinion (APB) No. 25, Accounting for Stock Issued to Employees and FASB Interpretation No. 44 (FIN No. 44), Accounting for Certain Transactions Involving Stock Compensation, an Interpretation of APB Opinion No.
25. Accounting for the issuance of stock options under the provisions of APB No. 25 typically does not result in compensation expense for the Company as the exercise price of options are normally established at a price which approximates the fair market value of the Company's common stock on the date of award.

EARNINGS  (LOSS)  PER  COMMON  SHARE

Basic income (loss) per common share is computed by dividing net income (loss) available to common shareholders by the weighted average common shares outstanding for the period. Diluted income (loss) per common share is computed giving effect to all potentially dilutive common shares. Potentially dilutive common shares may consist of incremental shares issuable upon the exercise of stock options, adjusted for the assumed repurchase of the Company's

1.  SUMMARY  OF  BUSINESS  AND  SIGNIFICANT  ACCOUNTING  POLICIES  (CONTINUED)

common stock, at the average market price, from the exercise proceeds and also may include incremental shares issuable in connection with convertible securities. In periods in which a net loss has been incurred, all potentially dilutive common shares are excluded as anti-dilutive.

USE  OF  ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2.  FURNITURE  AND  EQUIPMENT

Furniture and equipment consist of the following at December 31:

                                          2001         2000
                                       -----------  -----------
        Leasehold improvements         $1,130,652   $        -
        Office furniture and fixtures     408,600       18,158
        Production equipment            2,211,196      945,534
        Computer equipment                185,887      126,494
        Purchased software                116,103       77,528
                                       -----------  -----------
                                        4,052,438    1,167,714
        Less accumulated depreciation    (368,412)     (34,846)
                                       -----------  -----------
                                       $3,684,026   $1,132,868
                                       ===========  ===========

3.  INCOME  TAXES

For federal income tax purposes, at December 31, 2001 and 2000, the Company had available net operating loss carryforwards of approximately $5,964,000 and $1,946,000, respectively. These net operating loss carryforwards expire in 2021 and 2020, respectively.

The reconciliation of income tax computed at the U.S. federal statutory rates to income tax expense is as follows at December 31:

                                                                         2001         2000
                                                                     ------------  ----------
      Income tax benefit computed at the federal statutory rate of   $(1,370,000)  $(665,000)
       34%
      State income tax benefit, net of federal benefit                  (146,000)    (71,000)
      Valuation allowance                                              1,513,000     733,000
      Other                                                                3,000       3,000
                                                                     ------------  ----------
      Total                                                          $         -   $       -
                                                                     ============  ==========

The components of the deferred income tax asset and liability are as follows at December 31,:

                                             2001         2000
                                         ------------  ----------
      Deferred tax assets:
        Net operating loss carryforward  $ 2,246,000   $ 733,000
      Valuation allowance                 (2,246,000)   (733,000)
                                         ------------  ----------
      Total deferred tax assets                    -           -
      Deferred tax liabilities:                    -           -
                                         ------------  ----------
      Total                              $         -   $       -
                                         ============  ==========

In accordance with SFAS No. 109, Accounting for Income Taxes, valuation allowances are provided against deferred tax assets if, based on the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized. The Company has evaluated the realizability of the deferred tax assets on its balance sheets and has established a valuation allowance in the amount of $2,246,000 and $733,000 against its net deferred tax assets at December 31, 2001 and 2000, respectively.

4.  LEASE  OBLIGATIONS

At December 31, 2001, the Company leases office space under an operating lease expiring March 14, 2003. In December 2000, the Company entered into an agreement to lease a 60,000 square foot facility for 120 months, beginning May 1, 2001 and expiring on April 30, 2011. The lease contains an escalation clause that provides for a 3% increase in rent each year beginning in 2003. In January 2001, the Company executed an irrevocable standby letter of credit for $180,000 as additional security for the performance of its obligations under the lease agreement. Minimum future rental payments required under the Company's operating leases are as follows for the fiscal years ending:

      December 31:
      ------------
      2002                                    $  616,402
      2003                                       573,186
      2004                                       569,812
      2005                                       586,907
      2006                                       604,514
      Thereafter                               2,833,951
                                              ==========
      Total future minimum payments required  $5,784,772
                                              ==========

Total rental expense was $392,416 and $71,992, for the years ended December 31, 2001 and 2000, respectively.

5.  DEBT

In November 2000, the Company entered into a note payable with Xerox Corporation to finance the purchase of equipment for $440,000 at an interest rate of 16% over a period of seven years.

During 2001, the Company terminated this contract together with its Xerox Business Services contract. Both contracts were terminated in accordance with a performance guarantee clause that is more fully described in Note 9.

The Company has entered into two financing arrangements with its landlord (as addendums to the existing lease) for the costs of improvements made to the Company's offices. These arrangements require monthly payments of $5,703, including interest of 10% per annum, through the term of the lease (April 30, 2011). The Company had also entered into a capital lease for furniture and fixtures. This lease was in default as of December 31, 2001, thereby accelerating the payment schedule that was signed originally and making the total balance owed a current obligation.

The Company has also entered into various other capital leases during 2001 for production equipment. These leases are all for a term of 60 months with interest rates ranging from 4.4% to 9.25%. They all have an option for the Company to purchase the equipment for the fair market value at the end of the lease term.

At December 31, 2001, long-term debt is scheduled to matures as follows:

      2002                           $ 517,927
      2003                             284,639
      2004                             307,469
      2005                             332,297
      2006                             327,800
      Thereafter                       248,667
                                     ---------
                                     2,018,799
                                     =========

6.  INCENTIVE  STOCK  PLAN

The Company has elected to follow APB Opinion No. 25 and related interpretations in accounting for its employee stock options because, as discussed below, the alternative fair value accounting provided for under SFAS No. 123 requires use of option valuation models that were not developed for use in valuing employee stock options. Under APB Opinion No. 25, because the exercise price of the Company's employee stock options is set by management at an amount it believes equals the market price of the underlying stock on the date of grant, no compensation expense is recognized.

The Company's Stock Plan covers 10,000,000 shares of the Company's common stock and provides for incentive stock options, nonqualified stock options, nondiscretionary stock options, and awards of stock to employees, officers, directors, and certain other parties related to the Company. Option grants under the Plan are exercisable each month equally over 48 months after the first anniversary of the date of grant, except as otherwise provided. Certain grants of options in fiscal 2000 vested immediately on the date of grant. All options expire ten years from the date of grant.

The following table summarizes option activity in 2001 and 2000:

                                                               WEIGHTED AVERAGE
                                              EXERCISE PRICE    EXERCISE PRICE
                                    SHARES         RANGE
                                  ----------  ---------------  -----------------

Outstanding at January 1, 2000            -   $             -  $               -
  Granted                         6,507,500       .75 to 1.50                .78
  Forfeited                        (855,000)              .75                .75
                                  ----------  ---------------  -----------------
Outstanding at December 31, 2000  5,652,500   $   .75 to 1.50  $             .78
                                  ==========  ===============  =================

Exercisable at December 31, 2000  5,547,500   $  .75 to $1.50  $             .77

Outstanding at January 1, 2001    5,652,500       .75 to 1.50  $             .78
  Granted                                 -                 -                  -
  Forfeited                               -                 -                  -
                                  ----------  ---------------  -----------------
Outstanding at December 31, 2001  5,652,500   $   .75 to 1.50  $             .78
                                  ==========  ===============  =================

Exercisable at December 31, 2001  5,547,500   $   .75 to 1.50  $             .77

Pro forma information regarding net loss and net loss per common share is required by SFAS No. 123 and has been determined as if the Company had accounted for its employee stock options under the fair value method. The fair value for these options was estimated at the date of grant using a Black-Scholes option pricing model with the following weighted-average assumptions: risk-free interest rate of 6.5%; dividend yields of 0%; volatility factor of 0%; and a weighted-average contractual life of the options of three years.

The Black-Scholes option valuation model was developed for use in estimating the fair value of traded options which have no vesting restrictions and are fully transferable. In addition, option valuation models require the input of highly subjective assumptions including the expected stock price volatility. Because the Company's employee stock options have characteristics significantly different from those of traded options, and because change in the subjective input assumptions can materially affect the fair value estimate, in management's opinion, the existing models do not necessarily provide a reliable single measure of the fair value of its employee stock options.

For purposes of pro forma disclosures, the estimated fair value of the options is amortized to expense over the options' vesting periods. The Company's pro forma net loss and net loss per common share for the years ended December 31, 2001 and 2000 are as follows:

                                                2001          2000
                                            ------------  ------------

      Pro forma net loss                    $(4,667,175)  $(2,593,694)
                                            ============  ============
      Pro forma net loss per common share:
         Basic and diluted                  $    ( 0.22)  $    ( 0.14)
                                            ============  ============

7.  LOSS  PER  COMMON  SHARE

The following table sets forth the computation of basic and diluted net loss per common share at December 31:

      Numerator:                                                    2001          2000
                                                                ------------  ------------
        Net loss                                                $ 4,148,702   $ 1,954,645
                                                                ------------  ------------
        Numerator for basic loss per share-loss available to
          common shareholders                                     4,148,702     1,954,645
        Effect of dilutive securities:                                    -             -
                                                                ------------  ------------
        Numerator for diluted loss per share-loss available to
          common shareholders after assumed conversions           4,148,702     1,954,645

      Denominator:
        Denominator for basic and diluted loss per share-
           weighted-average shares                               21,586,273    18,501,002
                                                                ------------  ------------
      Net loss per common share-basic and diluted               $      (.19)  $     (0.11)
                                                                ============  ============

In computing diluted loss per common share for the years ended December 31, 2001 and 2000, 5,607,500 and 4,941,028, respectively, of common share equivalents were excluded from the computation because their effect would have been anti-dilutive.

8.  STOCKHOLDERS'  EQUITY

The Company's authorized capital stock consists of 100,000,000 shares of common stock, par value $0.0001 per share. The holders of common stock are entitled to one vote per share and are entitled to dividends as declared.

During 2000, the Company issued 400,000 shares of common stock to an underwriter pursuant to an agreement by and between the Company and the underwriter to terminate services to be provided. The value assigned to the 400,000 shares represents the value of the terminated services. During 2001, the Company issued a warrant for the purchase of 120,000 common shares at $0.90 per share to an underwriter in exchange for services provided pursuant to an agreement dated June 30, 2000. The expense associated with the issuance of this warrant was accrued for at December 31, 2000. The warrant expires on June 21, 2005.

9.  COMMITMENTS  AND  CONTINGENCIES

The Company entered into a Document Services Agreement with Xerox Corporation on November 1, 1999 commencing April 1, 2000. During the 63-month term of the agreement ending June 30, 2005, Xerox agreed to provide services in accordance with specified performance standards. Those standards include, among other things, a performance satisfaction guaranty by Xerox. Under the terms of that guaranty, the Company may terminate the agreement without incurring any early termination charges. The Company did in March 2001 give proper notice of such termination. Xerox has, contrary to the contract, asserted its claim for early termination


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9.  COMMITMENTS  AND  CONTINGENCIES  (CONTINUED)

charges of $953,109 together with monthly service charges of $556, 482 for billings made after the termination date. The Company disputes these claims and believes them to be without merit. As of the date of this report, Xerox has not attempted to enforce its claim.

The Company is involved in various claims and legal actions arising in the normal course of business. Management does not anticipate material losses as a result of these actions.

10.  EMPLOYMENT  AGREEMENTS

On March 1, 2000, the Company entered into a three-year employment agreement with its President at an annual base salary of $175,000 payable over the term of the contract. On June 10, 2000, the Company entered into a three-year employment contract with its Senior Vice President at an annual base salary of $135,000, which will increase to $175,000 upon completion of an initial public offering. The agreements provide for, among other things, compensation in addition to base salaries consisting of grants under the 2000 Stock Incentive Plan of 5,000,000 and 325,000 options, respectively, and certain fringe and other employee benefits. In the event that employment is terminated as a result of a "change in control" (as defined in the agreements), the President and Senior Vice President are entitled to receive termination compensation totaling $20,000,000 and $10,000,000, respectively, over a period of five years.

11.  SUBSEQUENT  EVENT

In January 2002, the Company acquired Griffin Publishing Group and merged its operations into Brekel Group, Inc. The consideration paid by the Company included issuance of 60,000 shares of Brekel Group, Inc. common stock plus $200,000 cash to the former shareholders of Griffin Publishing Group. The cash consideration remains unpaid as of the date of this report.


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